UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2026

LIFEMD, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-39785	76-0238453
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

236 Fifth Avenue, Suite 400
New York, NY 10001
(Address of principal executive offices, including zip code)

(866) 351-5907
(Registrant’s telephone number, including area code)

legal@lifemd.com

(Registrant’s email address)

Check the appropriate box below if the 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	LFMD	The Nasdaq Capital Market
Series A Cumulative Perpetual Preferred Stock, $0.0001 per share	LFMDP	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On November 9, 2026, LifeMD, Inc. (the “Company”) and its subsidiaries LFMD Pharmacy Holdings, LLC, LFMD Pharmacy Holdings 1, LLC, and LFMD Pharmacy Services, LLC (collectively, the “Borrower”) entered into and closed on a Loan and Security Agreement with Avenue Venture Opportunities Fund II, L.P., as a lender and as administrative agent and collateral agent, and Avenue Growth Lending Fund III, L.P. (together with Avenue Venture Opportunities Fund II, L.P., the “Lenders”), and a Supplement to the Loan and Security Agreement (the “Supplement,” and together with the Loan and Security Agreement, the “Loan Agreement”), pursuant to which the Lenders made a loan to the Borrower in an aggregate principal amount of $12.5 million (the “Loan”), secured by a security interest in substantially all of the Borrower’s assets. In connection with the Loan Agreement, the Borrower issued promissory notes to the Lenders for the aggregate principal amount of the Loan (the “Promissory Notes”) and warrants to purchase $625,000 in the aggregate of the Company’s common stock at the Stock Purchase Price defined therein, the lower of (i) $2.32 and (ii) the effective price of any bona fide equity raise prior to June 30, 2027 (the “Warrants”). Assuming a Stock Purchase Price of $2.32 per share, 269,376 shares of the Company’s common stock may be issued upon exercise of the Warrants. The Company is relying upon the exemption from registration provided under Section 4(a)(2) of the Securities Act of 1933, as amended, for its offer and sale of the Warrants and the underlying shares of the Company’s common stock to the Lenders.

The Loan accrues interest at a variable rate per annum equal to the greater of (i) the sum of 4.50% plus the Prime Rate (as defined in the Supplement) and (ii) 11.50%. Payments are interest only for up to 24 months and then fully amortized thereafter through maturity. As of the closing date, the Borrower has paid a commitment fee of $125,000, which is 1.00% of the Loan.

The Loan matures on May 1, 2030. The Borrower may prepay the Loan in whole or in part, subject to a prepayment penalty of 1.00% to 3.00% of the principal amount prepaid, depending on the timing of the prepayment in accordance with, and subject to, the terms of, the Loan Agreement. The Borrower must also make a final payment equal to 3.50% of the original principal amount of the Loan being prepaid, accelerated or coming due, payable on the prepayment date, the date of acceleration or the maturity date, as applicable.

The Borrower is subject to certain affirmative and negative covenants under the Loan Agreement, including the requirement, commencing with the fiscal quarter ending December 31, 2026 beginning on the closing date, to maintain, as of the end of each fiscal quarter, trailing twelve-month net revenue of at least $150 million. All additional debt is subject to the Lenders’ approval and subordinated in terms of both payments and security interest, except that the Borrower will be permitted to enter into a cohort-based financing that funds sales and marketing expense, with repayment coming from a share of the revenue of an underlying cohort. Other than certain permitted debt, including a cohort-based financing that funds sales and marketing expense, with repayment coming from a share of the revenue of an underlying cohort, the incurrence of additional debt is subject to the Lenders’ approval.

The Borrower’s obligations under the Loan Agreement may be accelerated upon the occurrence of an event of default under the Loan Agreement, which includes failure to make a payment under the Loan Agreement, a false or misleading representation or warranty, the occurrence of a Material Adverse Effect (as defined in the Loan Agreement), the Borrower’s default on any indebtedness or any other monetary liability in excess of $1,000,000, the failure to perform or observe certain covenants, and other customary events of default.

The closing of the Loan Agreement was conditioned on the payoff and termination of the Company’s credit facility with Citizens Bank, N.A., pursuant to the Credit Agreement, dated as of January 2, 2026, together with all guarantee, security and other loan documents executed in connection therewith (the “Citizens Credit Facility”). The Citizens Credit Facility was terminated on November 9, 2026 upon payment of the accrued but unpaid commitment fee and other fees. There were no amounts outstanding under the Citizens Credit Facility as of its termination.

The foregoing descriptions of the Loan Agreement, Supplement, Promissory Note and Warrants do not purport to be complete and are qualified in their entirety by reference to the full text of these documents, which are filed as exhibits 10.1, 10.2, 10.3 and 10.4, respectively, hereto and are incorporated herein by reference.

Item 2.02. Results of Operations and Financial Condition.

On November 12, 2026, the Company issued a press release announcing its financial results for the three months ended September 30, 2026. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Item 2.02 (including Exhibit 99.1 attached hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 above is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information contained in Item 1.01 above regarding the offer and sale of the Warrants is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On November 12, 2026, the Company made available an investor presentation (the “Investor Presentation”) that representatives of the Company intend to use from time to time in meetings and other communications with investors, analysts and other interested parties. A copy of the Investor Presentation is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Item 7.01 (including Exhibit 99.2 attached hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K and its Exhibits 99.1 and 99.2 contain “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements include statements regarding the Company’s expectations, plans, strategies, objectives, future operating or financial performance, business prospects, market conditions and other matters that are not historical facts. These statements are often identified by words such as “anticipate,” “believe,” “expect,” “intend,” “may,” “plan,” “project,” “should,” “will,” “would,” “could,” “estimate,” “outlook,” “forecast,” “target,” and similar expressions, although not all forward-looking statements contain these words. Forward-looking statements are based on management’s current expectations, assumptions and estimates and are subject to risks, uncertainties and other factors that could cause actual results to differ materially from those expressed or implied by such statements, including the risks and uncertainties described in the Company’s filings with the Securities and Exchange Commission. Readers should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Except as required by law, the Company undertakes no obligation to update or revise any forward-looking statements to reflect subsequent events or circumstances.

Item 9.01. Financial Statements and Exhibits.

Exhibit	Description

10.1*	Loan and Security Agreement among LifeMD, Inc. and its subsidiaries LFMD Pharmacy Holdings, LLC, LFMD Pharmacy Holdings 1, LLC, and LFMD Pharmacy Services, LLC, Avenue Venture Opportunities Fund II, L.P. and Avenue Growth Lending Fund III, L.P., dated November 9, 2026
10.2*	Supplement to Loan and Security Agreement among LifeMD, Inc., Avenue Venture Opportunities Fund II, L.P. and Avenue Growth Lending Fund III, L.P., dated November 9, 2026
10.3*	Form of Warrant
10.4	Form of Promissory Note (see Exhibit 10.2 – Exhibit A)
99.1	Press Release dated November 12, 2026
99.2	Investor Presentation dated November 12, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Portions of the exhibit have been omitted.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFEMD, INC.

Dated: November 12, 2026	By:	/s/ Eric Yecies
Eric Yecies
General Counsel and Chief Compliance Officer